UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2019
VOCERA COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-35469	94-3354663
(Commission File Number)	(IRS Employer Identification No.)

525 Race Street, San Jose, CA	95126
(Address of principal executive offices)	(Zip Code)
(408) 882-5100
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12-b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02.    Results of Operations and Financial Condition.
On April 25, 2019, Vocera Communications, Inc. (the “Company”) reported its financial results for the quarter ended March 31, 2019. A copy of the press release issued by the Company is furnished as Exhibit 99.01 to this report.
The information furnished with Item 2.02 of this report, including Exhibit 99.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description
99.01	Press release dated April 25, 2019 regarding the Company’s financial results for the quarter ended March 31, 2019.

EXHIBIT INDEX

Exhibit Number	Description
99.01	Press release dated April 25, 2019 regarding the Company’s financial results for the quarter ended March 31, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOCERA COMMUNICATIONS, INC.
April 25, 2019	By:	/s/ Justin R. Spencer
Justin R. Spencer
Executive Vice President and Chief Financial Officer